                                                               EXHIBIT 10.24(b)

                    [AAMES FINANCIAL CORPORATION LETTERHEAD]




                                  July 12, 2000



Specialty Finance Partners
54 Thompson Street
New York, NY 10012

         Re:      AMENDMENT OF REGISTRATION RIGHTS AGREEMENT


Gentlemen:

         The Registration Rights Agreement, entered into between Aames Financial Corporation (the "COMPANY") and Specialty Finance Partners, as successor in interest to Capital Z Financial Services Fund II, L.P., dated as of December 23, 1998 is hereby amended such that the definition of "Preferred Stock" shall be deemed to include any shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share, issued pursuant to that certain Preferred Stock Purchase Agreement, dated as of May 21, 2000, as amended.


                           [Signature Page to Follow]

                                                     Very truly yours,

                                                     AAMES FINANCIAL CORPORATION

                                                     /s/ A. Jay Meyerson

                                                     A. Jay Meyerson
                                                     Chief Executive Officer


ACCEPTED AND AGREED:

SPECIALTY FINANCE PARTNERS


By:           /s/ CAPITAL Z FINANCIAL SERVICE FUND, II, L.P., A GENERAL PARTNER
         By: CAPITAL Z PARTNERS, LTD, 1B ULTIMATE GENERAL PARTNER

Its:     DAVID A. SPURIA
         David A Spuria
         General Counsel